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                                                                    EXHIBIT 10.3

                              AMENDED AND RESTATED
                            CAPELLA EDUCATION COMPANY
                             1999 STOCK OPTION PLAN

      1. PURPOSE. The purpose of this 1999 Stock Option Plan (the "Plan") is to promote the interests of Capella Education Company, a Minnesota corporation (the "Company"), and its stockholders by providing personnel of the Company and any parent or subsidiaries thereof, and any other individuals and entities who provide services to the Company or any parent or subsidiaries in the capacity of non-employee directors or advisors or consultants, with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining personnel of outstanding ability.

      2. ADMINISTRATION.

            (a) General. This Plan shall be administered by a committee of two or more directors of the Company (the "Committee") appointed by the Company's Board of Directors (the "Board"). If the Board has not appointed a committee to administer this Plan, then the Board shall constitute the Committee. The Committee shall have the power, subject to the limitations contained in this Plan, to fix any terms and conditions for the grant or exercise of any award under this Plan. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and the acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Subject to the provisions of this Plan, the Committee may from time to time adopt such rules for the administration of this Plan as it deems appropriate. The decision of the Committee on any matter affecting this Plan, or the rights and obligations arising under this Plan or any award granted hereunder, shall be final, conclusive and binding upon all persons, including without limitation the Company, stockholders and optionees.

            (b) Indemnification. To the full extent permitted by law, (i) no member of the Committee or person to whom authority under this Plan is delegated shall be liable for any action, omission or determination taken or made in good faith with respect to this Plan or any award granted hereunder and (ii) the members of the Committee and each person to whom authority under this Plan is delegated shall be entitled to indemnification by the Company against and from any loss incurred by such member or person by reason of any such actions and determinations.

            (c) Delegation of Authority. The Committee may delegate all or any part of its authority under this Plan to the Chief Executive Officer of the Company for purposes of granting and administering awards granted to persons other than persons who are then subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended

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(the "Exchange Act"). The Chief Executive Officer of the Company may, in turn, delegate all or a portion of the delegated authority to such other officer or officers of the Company as the Chief Executive Officer may determine.

            (d) Committee Composition when Common Stock is Publicly Traded. At the time that the Company's common stock is publicly traded, any options granted to persons subject to Section 16 of the Exchange Act shall be granted by the Board or a Committee consisting of at least two or more Non-Employee Directors, in accordance with Rule 16b-3 and any options intended to qualify as performance-based compensation within the meaning of Section 162(m) shall be granted by the Committee consisting of two or more Outside Directors, in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

            (e) Action by Board. Notwithstanding subparagraph 2(a) above, any grant of awards hereunder to any director of the Company who is not an employee of the Company at the time of grant ("Non-Employee Director Award"), and any action taken by the Company with respect to any Non-Employee Director Award, including any amendment thereto, and any acceleration of the vesting of any option constituting a Non-Employee Director Award, any extension of the time within which any option constituting a Non-Employee Director Award may be exercised, any determination pursuant to paragraph 8 relating to the payment of the purchase price of Shares (as defined in paragraph 3 below) subject to an option constituting a Non-Employee Director Award, or any action pursuant to paragraph 9 relating to the payment of withholding taxes, if any, through the use of Shares with respect to a Non-Employee Director Award shall be subject to prior approval by the Board.

      3. SHARES. The shares that may be made subject to awards granted under this Plan shall be authorized and unissued shares of Common Stock of the Company, par value $0.10 per share ("Shares," and each individually a "Share"), and they shall not exceed 1,150,000 Shares in the aggregate, subject to adjustment as provided in paragraph 13, below, except that, if any option lapses or terminates for any reason before such option has been completely exercised, the Shares covered by the unexercised portion of such option may again be made subject to options granted under this Plan. An Option may not be exercisable for a fraction of a Share.

      4. ELIGIBLE PARTICIPANTS. Options may be granted under this Plan to any employee of the Company, or any parent or subsidiary thereof, including any such person who is also an officer or director of the Company or any parent or subsidiary thereof. Non-statutory stock options (as defined in subparagraph 5(a) below) also may be granted to (i) any director of the Company who is not an employee of the Company or any parent or subsidiary thereof, (ii) other individuals or entities who are not employees but who provide services to the Company or a parent or subsidiary thereof in the capacity of an advisor or consultant, and (iii) any individual or entity that the Company desires to induce to become an employee, but any such grant shall be contingent upon such individual or entity becoming employed by the Company or a parent or subsidiary thereof. References herein to "employment" and similar terms (except "employee") shall include the providing of services in the capacity of an advisor or consultant

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or as a director. The employees and other individuals and entities to whom options may be granted pursuant to this paragraph 4 are referred to herein as "Eligible Participants."

      5. TERMS AND CONDITIONS OF OPTIONS.

            (a) General. Subject to the terms and conditions of this Plan, the Committee may, from time to time during the term of this Plan, grant to Eligible Participants options to purchase such number of Shares of the Company on such terms and conditions as the Committee may determine. In determining the Eligible Participants to whom options shall be granted and the number of Shares to be covered by each option, the Committee may take into account the nature of the services rendered by the respective Eligible Participants, their present and potential contributions to the success of the Company, and such other factors as the Committee in its sole discretion may deem relevant. The date and the time of approval by the Committee of the granting of an option shall be considered the date and the time of the grant of such option. The Committee in its sole discretion may designate whether an option granted to an employee is to be considered an "incentive stock option" (as that term is defined in Section 422 of the Code, or any amendment thereto) or a non-statutory stock option (an option granted under this Plan that is not intended to be an "incentive stock option"). The Committee may grant both incentive stock options and non-statutory stock options to the same employee. However, if an incentive stock option and a non-statutory stock option are awarded simultaneously, such options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one such option affect the right to exercise the other. To the extent that the aggregate Fair Market Value (as defined in paragraph 7 below) of Shares with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as non-statutory stock options. Notwithstanding the foregoing, no incentive stock option may be granted under this Plan unless this Plan is approved by the stockholders of the Company within twelve months after the effective date of this Plan. The maximum number of Shares subject to options that may be granted to any one individual under the Plan in any fiscal year of the Company (the "Maximum Annual Grant") is 400,000 Shares (subject to adjustment pursuant to paragraph 13 hereof). The granting of an option to a person shall give such person no rights as a stockholder except as to Shares issued to such person.

            (b) Purchase Price. The purchase price of each Share subject to an option granted pursuant to this paragraph 5 shall be fixed by the Committee, subject, however, to the remainder of this subparagraph 5(b). For non-statutory stock options, such purchase price may be set at any price the Committee may determine. In the case of a non-statutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant. For incentive stock options, such purchase price shall be no less than 100% of the Fair Market Value of a Share on the date of grant, provided that if such incentive stock option is granted to an employee who owns, or is deemed under Section 424(d) of the Code to own, at the time such option is granted, stock of the Company (or

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of any parent or subsidiary of the Company) possessing more than 10% of the total combined voting power of all classes of stock therein (a "10% Stockholder"), such purchase price shall be no less than 110% of the Fair Market Value of a Share on the date of grant.

            (c) Vesting. Each option agreement provided for in paragraph 6 shall specify when each option granted under this Plan shall become exercisable with respect to the Shares covered by the option. Each option agreement may specify certain conditions under which options granted under this Plan shall be immediately exercisable, including the occurrence of a change in control of the Company. Notwithstanding the provisions of any option agreement provided for in paragraph 6, the Committee may, in its sole discretion, declare at any time that any option granted under this Plan shall be immediately exercisable. Unless the Committee provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.

            (d) Termination. Each option granted pursuant to this paragraph 5 shall expire, and all rights to purchase Shares thereunder shall terminate, on the earliest of:

            (i) ten years after the date such option is granted (or in the case of an incentive stock option granted to a 10% Stockholder, five years after the date such option is granted) or on such date prior thereto as may be fixed by the Committee on or before the date such option is granted;

            (ii) the expiration of the period after the termination of the optionee's employment within which the option is exercisable as specified in paragraph 10(b) or 10(c), whichever is applicable (provided that the Committee may, in any option agreement provided for in paragraph 6 or by Committee action with respect to any outstanding option, extend the periods specified in paragraph 10(b) and 10(c)); or

            (iii) the date, if any, fixed for cancellation pursuant to paragraph 11 or 12 below.

      6. OPTION AGREEMENTS. All options granted under this Plan shall be evidenced by a written agreement in such form or forms as the Committee may from time to time determine, which agreement shall, among other things, designate whether the options being granted thereunder are non-statutory stock options or incentive stock options.

      7. FAIR MARKET VALUE. For purposes of this Plan, the "Fair Market Value" of a Share at a specified date shall, unless otherwise expressly provided in this Plan, mean the closing or last sale price of a Share on the date immediately preceding such date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, on the Composite Tape for New York Stock Exchange listed shares or, if Shares are not quoted on the Composite Tape for New York Stock Exchange listed shares, on the Nasdaq National Market or any similar system then in use or, if Shares are not included in the Nasdaq

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National Market or any similar system then in use, on the Nasdaq SmallCap Market or any similar system then in use, provided that if the Shares in question are not quoted on any such system, Fair Market Value shall be what the Committee determines in good faith to be 100% of the fair market value of a Share as of the date in question. Notwithstanding anything stated in this paragraph 7, if the applicable securities exchange or system has closed for the day by the time the determination is being made, all references in this paragraph to the date immediately preceding the date in question shall be deemed to be references to the date in question.

      8. MANNER OF EXERCISE OF OPTIONS.

            (a) General. A person entitled to exercise an option granted under this Plan may, subject to its terms and conditions and the terms and conditions of this Plan, exercise it in whole at any time, or in part from time to time, by delivery to the Company at its principal executive office, to the attention of its Secretary, of written notice of exercise, specifying the number of Shares with respect to which the option is being exercised and payment of the purchase price of the Shares.

            (b) Payment. The consideration to be paid for the Shares, including the method of payment, shall be determined by the Committee (and in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash (including check, bank draft or money order); (ii) delivery of optionee's promissory note with such recourse, interest, security and redemption provisions as the Committee determines to be appropriate; (iii) cancellation of indebtedness; (iv) shares of Common Stock of the Company already owned by the optionee; (v) authorization of the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (vi) any combination of the methods of payments described above; (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law. Notwithstanding the foregoing, no person shall be permitted to pay any portion of the purchase price with Shares if the Committee, in its sole discretion, determines that payment in such manner is undesirable.

      9. TAX WITHHOLDING. Delivery of Shares upon exercise of any non-statutory stock option granted under this Plan shall be subject to any required withholding taxes. A person exercising a non-statutory stock option may, as a condition precedent to receiving the Shares, be required to pay the Company a cash amount equal to the amount of any required withholdings. In lieu of all or any part of such a cash payment, the Committee may, but shall not be required to, provide in any option agreement provided for in paragraph 6 (or provide by Committee action with respect to any outstanding option) that a person exercising an option may cover all or any part of the required withholdings, and any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income tax liability with respect to income arising from the exercise of the option, through the delivery to the Company of unencumbered Shares, through a reduction in the number of Shares delivered to the person exercising the option or through a subsequent return to the Company of Shares

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delivered to the person exercising the option (in each case, such Shares having an aggregate Fair Market Value on the date of exercise equal to the amount of the withholding taxes being paid through such delivery, reduction or subsequent return of Shares).

      10. TRANSFERABILITY AND TERMINATION OF EMPLOYMENT.

            (a) Transferability. During the lifetime of an optionee, only such optionee or his or her guardian or legal representative may exercise options granted under this Plan, and no option granted under this Plan shall be assignable or transferable by the optionee otherwise than by will or the laws of descent and distribution or, with respect only to non-statutory stock options, pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that any optionee may transfer a non-statutory stock option granted under this Plan to a member or members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if (i) the option agreement with respect to such options expressly so provides either at the time of initial grant or by amendment to an outstanding option agreement and (ii) the optionee does not receive any consideration for the transfer. Any options held by any such transferee shall continue to be subject to the same terms and conditions that were applicable to such options immediately prior to their transfer and may be exercised by such transferee as and to the extent that such option has become exercisable and has not terminated in accordance with the provisions of the Plan and the applicable option agreement. For purposes of any provision of this Plan relating to notice to an optionee or to vesting or termination of an option upon the death, disability or termination of employment of an optionee, the references to "optionee" shall mean the original grantee of an option and not any transferee.

            (b) Termination of Employment During Lifetime. During the lifetime of an optionee who is an employee of the Company or any parent or subsidiary thereof at the time of grant of an option, an option granted to such optionee may be exercised only while the optionee is employed by the Company or by a parent or subsidiary thereof, and only if such optionee has been continuously so employed since the date the option was granted, except that:

      (i) an option shall continue to be exercisable for three months after termination of the optionee's employment, but (x) only to the extent that the option was exercisable immediately prior to such optionee's termination of employment, and (y) subject to any shorter time period for exercise provided in paragraph 11 or 12; provided, however, that if termination of the optionee's employment shall have been for Cause (as hereinafter defined), any option held by such optionee shall expire, and all rights to purchase Shares thereunder shall terminate, immediately upon such termination; for purposes of this paragraph 10(b)(i), "Cause" shall be deemed to exist upon (A) Optionee's failure or refusal substantially to perform his duties to the full extent of his abilities for reasons other than death or disability, after written notice to Optionee of such failure or refusal providing Optionee 30 days to take corrective action, (B) conviction of a

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      felony crime, or commission of any act, the conviction for which would be a felony conviction, (C) theft or misappropriation of the Company's property, and (D) knowingly making a material false written statement to the Company's Board of Directors regarding the affairs of the Company; and

            (ii) in the case of an optionee who is disabled (as hereinafter defined) while employed, an option shall continue to be exercisable for one year after termination of such optionee's employment.

            (c) Termination Upon Death. With respect to an optionee whose employment terminates by reason of death, any option granted to such optionee may be exercised within one year after the death of such optionee.

            (d) Vesting Upon Disability or Death. In the event of the disability (as hereinafter defined) or death of an optionee, any option granted to such optionee that was not previously exercisable shall become immediately exercisable in full if the disabled or deceased optionee shall have been continuously employed by the Company or a parent or subsidiary thereof between the date such option was granted and the date of such disability or death. "Disability" of an optionee shall mean any physical or mental incapacitation whereby such optionee is therefore unable for a period of twelve consecutive months or for an aggregate of twelve months in any twenty-four consecutive month period to perform his or her duties for the Company or any parent or subsidiary thereof. "Disabled," with respect to any optionee, shall mean that such optionee has incurred a Disability.

            (e) Transfers and Leaves of Absence. For purposes of this Plan none of the following shall be deemed a termination of employment: (1) the transfer of employment of a person between any combination of the Company, a parent corporation or a subsidiary thereof or of the Company; (2) the change of status of a person from employee of the Company to consultant of the Company; or (3) a leave of absence granted to such person and approved by the Committee. The terms "parent" or "parent corporation" and "subsidiary" as used in this Plan shall have the meaning ascribed to "parent corporation" and "subsidiary corporation", respectively, in Sections 424(e) and (f) of the Code.

            (f) Right to Terminate Employment. Nothing contained in this Plan, or in any option granted pursuant to this Plan, shall confer upon any optionee any right to continued employment by the Company or any parent or subsidiary of the Company or limit in any way the right of the Company or any such parent or subsidiary to terminate such optionee's employment at any time.

            (g) Expiration Date. In no event shall any option be exercisable at any time after the time it shall have expired in accordance with paragraph 5(d) of this Plan. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

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      11. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the company, the Committee shall notify each optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for an optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to the Shares shall lapse as to all such Shares, provided that the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

      12. MERGER. In the event of a merger of the Company with or into another corporation or limited liability company, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor entity or a parent or subsidiary of the successor entity. In the event that the successor entity refuses to assume or substitute for the Option, the optionee shall fully vest in and have the right to exercise the Option as to all of the Shares, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share covered by the option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, other securities or property) received in the merger or sale of assets by holders of Common Stock of the Company for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor entity or its parent, the Committee may, with the consent of the successor entity, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      13. ADJUSTMENTS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or Shares of the Company, the Committee (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors of the surviving corporation) may, without the consent of any holder of an option, make such adjustment as it determines in its discretion to be appropriate as to the number and kind of securities subject to and reserved under this Plan, the purchase price of each Share subject to outstanding options, the Maximum Annual Grant and, in order to prevent dilution or

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enlargement of rights of participants in this Plan, the number and kind of securities issuable upon exercise of outstanding options and the exercise price thereof.

      14. SUBSTITUTE OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or any parent or subsidiary thereof, or whose employer is about to become a subsidiary of the Company, as the result of a merger or consolidation of the Company or a subsidiary of the Company with another corporation, the acquisition by the Company or a subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are incentive stock options, no such variation shall be permitted which affects the status of any such substitute option as an incentive stock option.

      15. COMPLIANCE WITH LEGAL REQUIREMENTS.

            (a) General. No certificate for Shares distributable under this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended, and the Exchange Act.

            (b) Rule 16b-3. With respect to Eligible Participants who are subject to the reporting requirements of Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      16 RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and its assignees in the option agreement (a) a right of first refusal to purchase Shares that an optionee (or a subsequent transferee) may propose to transfer to a third party, (b) a right to repurchase a portion of or all Shares held by an optionee, and (c) a restriction on the transfer of a portion of or all Shares.

      17. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken under this Plan shall be governed by the laws of the State of Minnesota without regard to the conflicts of law provisions thereof, and construed accordingly.

      18. AMENDMENT AND DISCONTINUANCE OF PLAN. The Board may at any time amend, suspend or discontinue this Plan; provided, however, that no amendment to this Plan shall,

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without the consent of the holder of the option, alter or impair any option previously granted under this Plan. To the extent considered necessary to comply with applicable provisions of the Code, any such amendments to this Plan may be made subject to approval by the stockholders of the Company.

      19. TERM.

            (a) Effective Date. This Plan shall be effective as of January 1, 2000.

            (b) Termination. This Plan shall remain in effect until all Shares subject to it are distributed or this Plan is terminated under paragraph 18 above. No award of an incentive stock option shall be made under this Plan more than ten years after the effective date of this Plan (or such other limit as may be required by the Code) if such limitation is necessary to qualify the option as an incentive stock option.

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